SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2020

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Waste Management, Inc. (the “Company”) is filing this Current Report on Form 8-K to update its prior timing expectations with respect to the acquisition of Advanced Disposal Services, Inc. and the corresponding sale of regulatory divestitures to GFL Environmental, Inc. The Company now anticipates closing these transactions early in the fourth quarter of 2020, following the anticipated completion of the U.S. Department of Justice’s regulatory review of the acquisition.

Cautionary Note Regarding Forward-Looking Statements

This filing contains “forward-looking statements” within the meaning of the U.S. federal securities laws about the Company and the acquisition and divestitures, including statements about timing and approvals of the pending transactions, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Potential investors, stockholders, and other readers should view these statements with caution and should not place undue reliance on such statements. They are based on the facts and circumstances known to the Company as of the date the statements are made. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, general economic and capital markets conditions; public health risk and other impacts of COVID-19 or similar pandemic conditions; legal proceedings that may be instituted related to the transactions; unexpected costs, charges or expenses; and other risks and uncertainties described in the Company’s filings with the SEC, including Part I, Item 1A of its most recently filed Annual Report on Form 10-K and subsequent reports on Form 10-Q, which are incorporated herein by reference, and in other documents that the Company shall file or furnish with the SEC. Except to the extent required by law, the Company does not assume any obligation to update any forward-looking statement, including financial estimates and forecasts, after it has been made, whether as a result of new information, future events, circumstances or developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: September 25, 2020	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer

3